Exhibit 99.1         Date: February 21, 2019

Form 4 List of Reporting Owners and Signature Page

Name of designated filer: WARBURG PINCUS & CO.

Other joint filers: Warburg Pincus Private Equity XI, L.P., WPXI Finance, LP,
Warburg Pincus XI Partners, L.P., WPXI GP, L.P., Warburg Pincus XI, L.P., WP
Global LLC, Warburg Pincus Partners II, L.P., Warburg Pincus Partners GP LLC,
Warburg Pincus LLC, Charles R. Kaye, Joseph P. Landy

Address for each joint filer is: c/o Warburg Pincus & Co., 450 Lexington Avenue,
New York, New York 10017

Issuer Name and Ticker or Trading Symbol: Avalara, Inc. (AVLR)

     WARBURG PINCUS PRIVATE EQUITY XI, L.P.
      BY: WARBURG PINCUS XI, L.P., ITS GENERAL PARTNER
      BY: WP GLOBAL LLC, ITS GENERAL PARTNER
      BY: WARBURG PINCUS PARTNERS II, L.P., ITS MANAGING
       MEMBER
      BY: WARBURG PINCUS PARTNERS GP LLC, ITS GENERAL
       PARTNER
      BY: WARBURG PINCUS & CO., ITS MANAGING MEMBER
     /s/ ROBERT B. KNAUSS
     ---------------------------------
     By: Robert B. Knauss
     Title: Partner

     WPXI FINANCE, LP
      BY: WPXI GP, L.P., ITS MANAGING GENERAL PARTNER
      BY: WARBURG PINCUS PRIVATE EQUITY XI, L.P., ITS
       GENERAL PARTNER
      BY: WARBURG PINCUS XI, L.P., ITS GENERAL PARTNER
      BY: WP GLOBAL LLC, ITS GENERAL PARTNER
      BY: WARBURG PINCUS PARTNERS II, L.P., ITS MANAGING
       MEMBER
      BY: WARBURG PINCUS PARTNERS GP LLC, ITS GENERAL
       PARTNER
      BY: WARBURG PINCUS & CO., ITS MANAGING MEMBER
     /s/ ROBERT B. KNAUSS
     ---------------------------------
     By: Robert B. Knauss
     Title: Partner

     WARBURG PINCUS XI PARTNERS, L.P.
      BY: WARBURG PINCUS XI, L.P., ITS GENERAL PARTNER
      BY: WP GLOBAL LLC, ITS GENERAL PARTNER
      BY: WARBURG PINCUS PARTNERS II, L.P., ITS MANAGING
       MEMBER
      BY: WARBURG PINCUS PARTNERS GP LLC, ITS GENERAL
       PARTNER
      BY: WARBURG PINCUS & CO., ITS MANAGING MEMBER
     /s/ ROBERT B. KNAUSS
     ---------------------------------
     By: Robert B. Knauss
     Title: Partner

     WPXI GP, L.P.
      BY: WARBURG PINCUS PRIVATE EQUITY XI, L.P., ITS
       GENERAL PARTNER
      BY: WARBURG PINCUS XI, L.P., ITS GENERAL PARTNER
      BY: WP GLOBAL LLC, ITS GENERAL PARTNER
      BY: WARBURG PINCUS PARTNERS II, L.P., ITS MANAGING
       MEMBER
      BY: WARBURG PINCUS PARTNERS GP LLC, ITS GENERAL
       PARTNER
      BY: WARBURG PINCUS & CO., ITS MANAGING MEMBER
     /s/ ROBERT B. KNAUSS
     ---------------------------------
     By: Robert B. Knauss
     Title: Partner

     WARBURG PINCUS XI, L.P.
      BY: WP GLOBAL LLC, ITS GENERAL PARTNER
      BY: WARBURG PINCUS PARTNERS II, L.P., ITS MANAGING
       MEMBER
      BY: WARBURG PINCUS PARTNERS GP LLC, ITS GENERAL
       PARTNER
      BY: WARBURG PINCUS & CO., ITS MANAGING MEMBER
     /s/ ROBERT B. KNAUSS
     ---------------------------------
     By: Robert B. Knauss
     Title: Partner

     WP GLOBAL LLC
      BY: WARBURG PINCUS PARTNERS II, L.P., ITS MANAGING
       MEMBER
      BY: WARBURG PINCUS PARTNERS GP LLC, ITS GENERAL
       PARTNER
      BY: WARBURG PINCUS & CO., ITS MANAGING MEMBER
     /s/ ROBERT B. KNAUSS
     ---------------------------------
     By: Robert B. Knauss
     Title: Partner

     WARBURG PINCUS PARTNERS II, L.P.
      BY: WARBURG PINCUS PARTNERS GP LLC, ITS GENERAL
       PARTNER
      BY: WARBURG PINCUS & CO., ITS MANAGING MEMBER
     /s/ ROBERT B. KNAUSS
     ---------------------------------
     By: Robert B. Knauss
     Title: Partner

     WARBURG PINCUS PARTNERS GP LLC
      BY: WARBURG PINCUS & CO., ITS MANAGING MEMBER
     /s/ ROBERT B. KNAUSS
     ---------------------------------
     By: Robert B. Knauss
     Title: Partner

     WARBURG PINCUS LLC
     /s/ ROBERT B. KNAUSS
     ---------------------------------
     By: Robert B. Knauss
     Title: Managing Director

     CHARLES R. KAYE
     /s/ ROBERT B. KNAUSS
     ---------------------------------
     Name: Charles R. Kaye
     By: Robert B. Knauss, Attorney-in-Fact

     JOSEPH P. LANDY
     /s/ ROBERT B. KNAUSS
     ---------------------------------
     Name: Joseph P. Landy
     By: Robert B. Knauss, Attorney-in-Fact